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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                  July 21, 2003


                           RANGE RESOURCES CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                           0-9592               34-1312571
-------------------------------          ------------       -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
       incorporation)                    File Number)       Identification No.)


777 MAIN STREET, SUITE 800
     FT. WORTH, TEXAS                                    76102
-------------------------------                        ---------
(Address of principal executive                        (Zip Code)
            offices)



       Registrant's telephone number, including area code: (817) 870-2601



   Former name or former address, if changed since last report: Not applicable




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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 21, 2003, Range Resources Corporation (the "Company") issued a press release announcing the completion of its previously announced private placement of $100.0 million of 7-3/8% senior subordinated notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Act"), and other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Act.

         On July 21, 2003, the Company issued a press release announcing its election to redeem all of its outstanding 8-3/4% senior subordinated notes due 2007 on August 20, 2003.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1 Press Release dated July 21, 2003 related to the completion of the Company's previously announced private placement of $100.0 million of 7-3/8% senior subordinated notes due 2013

                  99.2 Press Release dated July 21, 2003 related to the Company's election to redeem all of its outstanding 8-3/4% senior subordinated notes due 2007 on August 20, 2003




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                RANGE RESOURCES CORPORATION


                                                By: /s/ RODNEY L. WALLER
                                                    ---------------------------
                                                    Rodney L. Waller
                                                    Senior Vice President



Date:  July 22, 2003




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                                  EXHIBIT INDEX


EXHIBIT NUMBER       DESCRIPTION
--------------       -----------
99.1                 Press Release dated July 21, 2003 related to the
                     completion of the Company's previously announced
                     private placement of $100.0 million of 7-3/8% senior
                     subordinated notes due 2013

99.2                 Press Release dated July 21, 2003 related to the
                     Company's election to redeem all of its outstanding
                     8-3/4% senior subordinated notes due 2007 on August
                     20, 2003





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